[Face of Note]

CUSIP NO. _______                CONSECO, INC.      PRINCIPAL AMOUNT: $_________

REGISTERED NO. FX _______      SUBORDINATED MEDIUM-TERM NOTE, SERIES C


               If this Note is a Book-Entry Note, the registered owner of this Note (as indicated below) is The Depository Trust Company (the "Depositary") or a nominee of the Depositary, and the following legend is applicable: Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

               The following summary of terms is subject to the information set forth on the reverse hereof:

ORIGINAL ISSUE DATE:                                                 OPTIONAL REDEMPTION:        o YES o NO

INTEREST RATE:                                                       INITIAL REDEMPTION DATE:

STATED MATURITY DATE:                                                INITIAL REDEMPTION PERCENTAGE:

AUTHORIZED DENOMINATIONS                                             ANNUAL PERCENTAGE
(If other than $1,000 and integral                                   REDEMPTION REDUCTION:
multiples thereof):

                                                                     REDEMPTION PRICE:  The Initial Redemption Percentage,
FORM:                               o BOOK-ENTRY                     as adjusted downward by the Annual Percentage Redemption
                                    o CERTIFICATED                   Reduction on each anniversary of the Initial Redemption Date
                                                                     (until the adjusted percentage is 100%), multiplied by the
PAYING AGENT (If other than the Subordinated Trustee):               unpaid Principal Amount of the Note or the portion thereof to be redeemed.
REGULAR RECORD DATES:                                                OPTION TO ELECT REPAYMENT:          o YES o NO

INTEREST PAYMENT DATES:                                              OPTIONAL REPAYMENT DATE[S]:


SINKING FUND:                       o YES o NO                       OPTIONAL REPAYMENT PRICE[S]:

ORIGINAL ISSUE DISCOUNT:            o YES o NO                       SPECIFIED CURRENCY:

AMORTIZING NOTE:                    o YES o NO                       OTHER PROVISIONS:

EXCHANGE RATE AGENT:

DEPOSITARY:                                                          ANNEX ATTACHED (and incorporated
                                                                     by reference herein):               o YES o NO

               If this Note was issued with "original issue discount" for purposes of Section 1273 of the Internal Revenue Code of 1986, as amended, the following shall be completed:

ORIGINAL ISSUE DISCOUNT NOTE:        o  Yes   o  No                  ISSUE PRICE (expressed
                                                                     as a percentage of aggregate principal amount):

YIELD TO MATURITY:                                                   INITIAL PERIOD:

               CONSECO, INC., a corporation duly organized and existing under the laws of Indiana (herein called the "Company," which term includes any successor corporation under the Subordinated Indenture referred to on the reverse hereof), for value received, hereby promises to pay to __________________________________________________ or registered assigns, the principal sum specified above on the Stated Maturity Date shown above, and to pay interest thereon from and including the Original Issue Date shown above or from and including the most recent Interest Payment Date (as hereinafter defined) to which interest has been paid or duly provided for, as the case may be.

               Interest will be paid on the Interest Payment Date or Dates specified above, at the rate per annum specified above, commencing with the first such Interest Payment Date next succeeding the Original Issue Date shown above (except as provided below) until the principal hereof is paid or duly made available for payment. Interest payments will be made in an amount equal to the amount accrued from and including the immediately preceding Interest Payment Date in respect of which interest has been paid or duly made available for payment (or from and including the date of issue, if no interest has been paid or duly made available for payment) to but excluding the applicable Interest Payment Date or the Stated Maturity Date or such prior date on which the principal hereof becomes due and payable (the "Maturity Date"), as the case may be. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in such Subordinated Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date specified above next preceding such Interest Payment Date. The first payment of interest on any Note originally issued between a Regular Record Date and the next Interest Payment Date will be made on the Interest Payment Date following the next succeeding Regular Record Date to the Holder on such next succeeding Regular Record Date. Except as otherwise provided in the Subordinated Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date by virtue of their having been such Holder and may either be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Subordinated Trustee, notice whereof is to be given to Holders of Notes not less than 10 calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Subordinated Indenture.

               Unless otherwise specified above, the Company will make payments of principal of, and premium, if any, and interest, if any, on this Note in the Specified Currency specified above. Any such amounts payable by the Company in the Specified Currency will be converted by the Exchange Rate Agent specified above into United States dollars for payments to Holders unless otherwise specified above or the Holder of this Note elects, in the manner hereinafter described, to receive such amounts in the Specified Currency.

               If the Specified Currency is other than United States dollars, any United States dollar amount to be received by the Holder of this Note will be based on the highest bid quotation in The City of New York received by the Exchange Rate Agent at approximately 11:00 A.M., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of whom may be the Exchange Rate Agent) selected by the Exchange Rate Agent and approved by the Company for the purchase by the quoting dealer of the Specified Currency for United States dollars for settlement on such payment date in the aggregate amount of such Specified Currency payable to all Holders of Notes, the Specified Currency for which is other than United States Dollars, scheduled to receive United States dollar payments and at which the applicable dealer commits to execute a contract. All currency exchange costs will be borne by the Holder of this Note by deductions from such payments. If three such bid quotations are not available, payments will be made in the Specified Currency.

               If the Specified Currency is other than United States dollars, the Holder of this Note may elect to receive all or a specified portion of any payment of principal, premium, if any, and /or interest, if any, in the Specified Currency instead of in United States dollars by submitting a written request for such payment to the Subordinated Trustee at its corporate trust office in The City of New York on or prior to the applicable Record Date or at least fifteen calendar days prior to the Maturity Date, as the case may be. Such written request may be mailed or hand delivered or sent by cable, telex or other form of facsimile transmission. The Holder of this Note may elect to receive all or a specified portion of all future payments in the Specified Currency and need not file a separate election for each payment. Such election will remain in effect until revoked by written notice to the Subordinated Trustee, but written notice by any such revocation must be received by such Trustee on or prior to the applicable Record Date or at least fifteen calendar days prior to the Maturity Date, as the case may be. If this Note is to be held in the name of a broker or nominee the Holder should contact such broker or nominee to determine whether and how an election to receive payments in the Specified Currency may be made.

               If this Note is a Book-Entry Note as specified above, while this
Note is represented by one or more Book-Entry Notes registered in the name of the Depositary or its nominee, the Company will cause payments of principal of, premium, if any, and interest on such Book-Entry Notes to be made to the Depositary or its nominee, as the case may be, by wire transfer to the extent, in the funds and in the manner required by agreements with, or regulations or procedures prescribed from time to time by, the Depositary or its nominee, and otherwise in accordance with such agreements, regulations and procedures. If this Note is a Book-Entry Note as specified above, the following legend is applicable except as specified on the reverse hereof: THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR OF THE DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR.

               If this Note is a certificated Note as specified above, payments of interest, if any, on this Note on any Interest Payment Date other than at Stated Maturity Date will be made by check mailed to the address of the Holder entitled thereto as such address appears in the Security Register of the Company. Notwithstanding the foregoing, a Holder of $10,000,000 (or, if the Specified Currency is other than United States dollars, the equivalent thereof in such Specified Currency) or more in aggregate principal amount of certificated Notes (whether having identical or different terms and provisions) will be entitled to receive interest payments, if any, on any Interest Payment Date other than at Stated Maturity by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to such Interest Payment Date.

               If the Specified Currency specified above is other than United States dollars, payments of the principal of, and premium, if any, and/or interest, if any, on this Note which are to be made in United States dollars will be made in the manner specified above with respect to Notes denominated in United States dollars. If the Specified Currency specified above is other than United States dollars, payments of interest, if any, on this Note which are to be made in the Specified Currency on an Interest Payment Date other than the Maturity Date will be made by check mailed to the address of the Holder of this Note as it appears in the Security Register, subject to the right to receive such interest payments by wire transfer of immediately available funds under the circumstances described above. If the Specified Currency specified above is other than United States dollars, payments of principal of, and premium, if any, and/or interest, if any, on this Note which are to be made in the Specified Currency on the Maturity Date will be made by wire transfer of immediately available funds to an account with a bank designated at least fifteen calendar days prior to the Maturity Date by the Holder of this Note, provided that such bank has appropriate facilities therefor and that this Note is presented and surrendered at the office or agency maintained by the Company for such purpose in the Borough of Manhattan, The City of New York in time for the Subordinated Trustee to make such payments in such funds in accordance with its normal procedures.

               The Company will pay any administrative costs imposed by banks in connection with making payments by wire transfer, but not any tax, assessment or governmental charge imposed upon the Holder of this Note. If this Note is a certificated Note as specified above, payment of the principal, premium, if any, due on the Maturity Date in respect of this Note will be made in immediately available funds upon presentation and surrender of this Note at the principal corporate trust office of the Trustee in the Borough of Manhattan, The City of New York.

               REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF OR THE ATTACHED ANNEX, IF ANY, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

               Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, or its successor as Trustee, or its Authenticating Agent, by manual signature of an authorized signatory, this Note will not be entitled to any benefit under the Subordinated Indenture or be valid or obligatory for any purpose.

               IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
                                    CONSECO, INC.

TRUSTEE'S  CERTIFICATE  OF  AUTHENTICATION
This is one of the Securities of the series of Securities issued under the within-mentioned Subordinated Indenture.

                                    By:_________________________________________

                                    Its:________________________________________
HARRIS TRUST AND SAVINGS BANK,
as Trustee


                                    Attest:_____________________________________

By:___________________________      Its:________________________________________
    Authorized Officer

                                [Reverse of Note]

                                  CONSECO, INC.

                     SUBORDINATED MEDIUM-TERM NOTE, SERIES C


               SECTION 1. General. This Note is one of a series of Securities of the Company issued under an Indenture, dated as of July 21, 1999, as amended from time to time (the "Subordinated Indenture"), between the Company and Harris Trust and Savings Bank, as trustee (the "Subordinated Trustee"), to which Subordinated Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Subordinated Trustee and the Holders of the Notes and of the terms upon which the Securities are, and are to be, authenticated and delivered. All Securities, including this Note, issued and to be issued under the Subordinated Indenture will be unsecured and will be subordinate and junior in right of payment, to the extent and in the manner set forth in the Subordinated Indenture, to all Senior Indebtedness (as defined in the Subordinated Indenture). This Note is one of the Securities designated on the face hereof (the "Notes"). The Notes may bear different dates, mature at different times, bear interest at different rates, be subject to different redemption provisions, if any, may be subject to different sinking funds, if any, and may otherwise vary, all as provided in the Subordinated Indenture.

               SECTION 2. Payments. Interest on this Note will be payable on January 15 and July 15 of each year or on such other date(s) specified on the face hereof (each, an "Interest Payment Date") and on the Maturity Date. Unless otherwise specified on the face hereof, interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months.

               If any Interest Payment Date(s) or the Maturity Date of a Fixed Rate Note falls on a day that is not a Business Day, the required payment of principal, premium, if any, and/or interest will be made on the next succeeding Business Day as if made on the date such payment was due, and no interest will accrue on such payment for the period from and after such Interest Payment Date or the Maturity Date, as the case may be, to the date of such payment on the next succeeding Business Day.

               As used herein, Business Day means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York; provided, however, that, with respect to non-United States dollar-denominated notes, the day is also not a day on which commercial banks are authorized or required by law, regulation or executive order to close in the principal financial center, as described below, of the country issuing the specified currency or, if the specified currency is Euro, the day is also a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET) System is open; provided, further, that, with respect to notes as to which LIBOR is an applicable Interest Rate Basis, the day is also a London business day. A London Business Day is a day on which commercial banks are open for business, including dealings in the Index Currency in London.

               The principal financial centers for the respective currencies are: United States dollars, New York; Australian dollars, Sydney and Melbourne; Canadian dollars, Toronto; Deutsche marks, Frankfurt; Dutch guilders, Amsterdam; South African rand, Johannesburg; Swiss francs, Zurich; and all other currencies, capital city of the country.

               SECTION 3. Redemption. This Note will be redeemable at the option of the Company prior to the Stated Maturity Date only if an Initial Redemption Date is specified on the face hereof. If so specified, this Note will be subject to redemption at the option of the Company on any date on and after the Initial Redemption Date in whole or from time to time in part in increments of $1,000 or the minimum denomination, if any, specified on the face hereof (provided that any remaining principal amount hereof will be at least $1,000 or such minimum denomination), at the Redemption Price specified on the face hereof, together with unpaid interest accrued hereon to the date of redemption, on written notice given to the Holder hereof not more than 60 nor less than 30 calendar days prior to the date of redemption and in accordance with the provisions of the Subordinated Indenture. In the event of redemption of this Note in part only, this Note will be cancelled and a new Note or Notes representing the unredeemed portion hereof will be issued in the name of the Holder hereof.

               SECTION 4. Repayment. This Note will be repayable by the Company at the option of the Holder hereof prior to the Stated Maturity Date only if one or more Optional Repayment Dates are specified on the face hereof. If so specified, this Note will be subject to repayment at the option of the Holder hereof on any Optional Repayment Date in whole or from time to time in part in increments of $1,000 or such other minimum denomination specified on the face hereof (provided that any remaining principal amount hereof will be at least $1,000 or such other minimum denomination), at a repayment price equal to 100% of the unpaid principal amount, or such other repayment price specified on the face hereof, to be repaid, together with unpaid interest accrued heron to but excluding the date of repayment. For this Note to be repaid, it must be received, together with the form thereon entitled "Option to Elect Repayment" duly completed, by the Subordinated Trustee at its office maintained for such purpose in the Borough of Manhattan, The City of New York, not more than 60 nor less than 30 calendar days prior to the date of repayment. Exercise of such repayment option by the Holder will be irrevocable.

               Only the Depositary may exercise the repayment option if this
Note is a Book-Entry Note as specified on the face hereof. Accordingly, if the beneficial owner hereof, if this is a Book-Entry Note, desires to have all or any portion of the Book-Entry Note repaid they must instruct the participant through which they own their interest to direct the Depositary to exercise the repayment option on their behalf by delivering this Note and duly completed election form to the Subordinated Trustee as aforesaid. In order to ensure that this Note and election form are received by such Subordinated Trustee on a particular day, the beneficial owner hereof must so instruct the participant through which they own their interest before such participant's deadline for accepting instructions for that day. Different firms may have different deadlines for accepting instructions from their customers. Accordingly, the beneficial owner hereof should consult the participants through which they own their interest for the respective deadlines for such participants. All instructions given to participants from beneficial owners of Book-Entry Notes relating to the option to elect repayment will be irrevocable. In addition, at the time such instructions are given, the beneficial owner of this Note shall cause the participant through which it owns its interest to transfer such beneficial owner's interest in the Book-Entry Note, on the Depositary's records, to the Subordinated Trustee.

               SECTION 5. Sinking Fund. This Note is not subject to a sinking fund unless otherwise specified on the face hereof.

               SECTION 6. Discount Notes. If the Issue Price of this Note (as specified on the face hereof) is less than 100% of the principal amount hereof (i.e. par) by more than a percentage equal to the product of 0.25% and the number of full years to the Stated Maturity Date (a "Discount Note"), the difference between the Issue Price of this Note and par is referred to herein as the "Discount." In the event of redemption, repayment or acceleration of maturity of this Note, the amount payable to the Holder hereof will be equal to the sum of (i) the Issue Price (increased by any accruals of Discount) and, in the event of any redemption of this Note (if applicable), multiplied by the Initial Redemption Percentage (as adjusted by the Annual Redemption Percentage

Reduction, if applicable) and (ii) any unpaid interest accrued hereon to the date of such redemption, repayment or acceleration of maturity, as the case may be (the "Amortized Face Amount").

               Unless otherwise specified on the face hereof, for purposes of determining the amount of Discount that has accrued as of any date on which a redemption, repayment or acceleration of maturity occurs for this Note, such Discount will be accrued using a constant yield method. The constant yield will be calculated using a 30-day month, 360-day year convention, a compounding period that, except for the Initial Period (as hereinafter defined), corresponds to the shortest period between Interest Payment Dates for this Note (with ratable accruals within a compounding period), a coupon rate equal to the initial coupon rate applicable to this Note and an assumption that the maturity of this Note will not be accelerated. If the period from the date of issue to the initial Interest Payment Date for this Note (the "Initial Period") is shorter than the compounding period for this Note, a proportionate amount of the yield for an entire compounding period will be accrued. If the Initial Period is longer than the compounding period, then such period will be divided into a regular compounding period and a short period with the short period being treated as provided in the preceding sentence.

               SECTION 7. Amortizing Notes. If this Note is an Amortizing Note as specified on the face hereof, unless otherwise specified on the face hereof, interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months. Payments with respect to this Note if it is an Amortizing Note will be applied first to interest due and payable hereon and then to the reduction of the unpaid principal amount hereof. Further information concerning additional terms and provisions of Amortizing Notes will be set forth on the Annex attached hereto, which Annex will for all purposes have the same effect as if set forth at this place.

               SECTION 8. Covenants. Unless otherwise specified on the face hereof, this Note contains the following covenants:

                       (1) Limitation on Issuance or Disposition of Stock of
               Significant Subsidiaries. The Company will not, nor will it permit any Significant Subsidiary to, issue, sell or otherwise dispose of any shares of Capital Stock (other than non-voting Preferred Stock) of any Significant Subsidiary, except for (i) directors' qualifying shares; (ii) sales or other dispositions to the Company or to one or more wholly-owned Significant Subsidiaries; (iii) the sale or other disposition of all or any part of the Capital Stock of any Significant Subsidiary for consideration which is at least equal to the fair value of such Capital Stock as determined by the Company's board of directors (acting in good faith); or (iv) any issuance, sale, assignment, transfer or other disposition made in compliance with an order of a court or regulatory authority of competent jurisdiction, other than an order issued at the request of the Company or any Significant Subsidiary.

                       (2) Limitation on Liens. Except as provided below,
               neither the Company nor any Significant Subsidiary may incur, issue, assume or guarantee any Indebtedness secured by a Lien on any property or assets of the Company or any Significant Subsidiary, or any shares of Capital Stock of any Significant Subsidiary, without effectively providing that the Notes (together with, if the Company shall so determine, any other Indebtedness which is not subordinated to the Notes) shall be secured equally and ratably with (or prior to) such Indebtedness, so long as such Indebtedness shall be so secured; provided, however, that this covenant shall not apply to Indebtedness secured by (i) Liens existing on the date of the applicable Pricing Supplement; (ii) Liens on property of, or on any shares of stock of, any corporation existing at the time such corporation becomes a Significant Subsidiary or merges into or consolidates with the Company or a Significant Subsidiary; (iii) Liens on property or on shares of stock existing at the time of acquisition thereof by the Company or any Significant Subsidiary;
               (iv) Liens to secure the financing of the acquisition, construction or improvement of property, or the acquisition of shares of stock by the Company or any Significant Subsidiary, provided that such Liens are created not later than one year after such acquisition or, in the case of property, no later than one year after completion of construction or commencement of commercial operation, whichever is later, are limited to the property acquired, constructed or improved or the shares of stock acquired and do not secure indebtedness in excess of the cost of such acquisition, construction or improvement; (v) Liens in favor of the Company or any Subsidiary; (vi) Liens in favor of, or required by, governmental authorities; and (vii) any extension, renewal or replacement as a whole or in part, of any Lien referred to in the foregoing clauses (i) to (vi) inclusive; provided, however, that (a) such extension, renewal or replacement Lien shall be limited to all or a part of the same property or shares of stock that secured the Lien extended, renewed or replaced and (b) the Indebtedness secured by such Lien at such time is not so increased.

                       The restrictions in the immediately preceding paragraph
               do not apply if, immediately after the incurrence, issuance, assumption or guarantee of any Indebtedness secured by a Lien, the aggregate principal amount of such secured Indebtedness (other than the Indebtedness secured by Liens described in clauses (i) to (vii), inclusive, of the immediately preceding paragraph) would not exceed 10% of Consolidated Capitalization.

                       Definitions

                       "Capital Lease Obligations" of a Person means any
               obligation that is required to be classified and accounted for as a capital lease on the face of a balance sheet of such Person prepared in accordance with generally accepted accounting principles; the amount of such obligations shall be the capitalized amount thereof, determined in accordance with generally accepted accounting principles; and the Stated Maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

                       "Capital Stock" means any and all shares, interests,
               rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) corporate stock, including any Preferred Stock.

                       "Consolidated Capitalization" means the sum of the
               Company's consolidated shareholders' equity, redeemable preferred stock and preferred securities in any trust, partnership, corporation or other entity of which more than 50% of the voting equity is owned directly or indirectly by the Company, including, without limitation, the trust securities issued by Conseco Financing Trust I, Conseco Financing Trust II, Conseco Financing Trust III, Conseco Financing Trust IV, Conseco Financing Trust V, Conseco Financing Trust VI, Conseco Financing Trust VII and Conseco Financing Trust XI.

                       "Indebtedness" means (i) any liability of any Person (1)
               for borrowed money, or under any reimbursement obligation relating to a letter of credit (other than letters of credit obtained in the ordinary course of business), or (2) evidenced by a bond, note, debenture or similar instrument (including a purchase money obligation) given in connection with the acquisition of any businesses, properties or assets of any kind or with services incurred in connection with capital expenditures (other than accounts payable or other indebtedness to trade creditors arising in the ordinary course of business), or (3) for the payment of money relating to a Capital Lease Obligation; (ii) any liability of others described in the preceding clause (1) that the Person has guaranteed or that is otherwise its legal liability; and (iii) any amendment, supplement, modification, deferral, renewal, extension or refunding of any liability of the types referred to in clauses (i) and (ii) above.

                       "Lien" means any lien, mortgage, pledge, security
               interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement and any lease in the nature thereof).

                       "Person" means any individual, corporation, partnership,
               joint venture, association, joint-stock or limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                       "Preferred Stock", as applied to the Capital Stock of any
               corporation, means Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such corporation, over shares of Capital Stock of any other class of such corporation.

                       "Significant Subsidiary" means any Subsidiary with net
               earnings which constituted at least 20% of the Company's consolidated total net earnings, as determined as of the date of the Company's most recently prepared quarterly financial statements for the 12-month period then ended.

                       "Stated Maturity," when used with respect to any security
               or any installment of interest on any security, means the date specified in such security as the fixed date on which the principal of such security or such installment of interest, respectively, is finally due and payable, except as otherwise provided in the case of Capital Lease Obligations.

                       "Subsidiary" means a corporation of which a majority of
               the Capital Stock having voting power under ordinary circumstances to elect a majority of the board of directors is owned directly or indirectly by the Company or by one or more Subsidiaries, or by the Company and one or more Subsidiaries.

               SECTION 9. Events of Default. If any Event of Default with respect to Notes of this series will occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Subordinated Indenture; provided, however, that notwithstanding anything herein to the contrary, if this Note is a Discount Note, the amount so declared to be due and payable will be the Amortized Face Amount of this Note as of the date of such declaration as specified under
Section 6.

               SECTION 10. Modification or Waiver; Obligation of the Company Absolute. The Subordinated Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Subordinated Indenture at any time by the Company and the Subordinated Trustee with the consent of the Holders of not less than a majority in principal amount of the outstanding Securities of each series to be affected. The Subordinated Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the outstanding Securities of each series, on behalf of the Holders of all Securities of such series, to waive, with respect to the Securities of such series, compliance by the Company with certain provisions of the Subordinated Indenture and certain past defaults under the Subordinated Indenture and their consequences. Any such consent or waiver by the Holder of this Note will be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

               No reference herein to the Subordinated Indenture and no provision of this Note or of the Subordinated Indenture will alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and premium, if any, and interest on this Note at the times, places and rates, herein prescribed.

               SECTION 11. Discharge, Legal Defeasance and Covenant Defeasance. The Subordinated Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Note and (b) certain restrictive covenants and the related Events of Default upon compliance by the Company with certain conditions specified therein, which provisions apply to this Note.

               SECTION 12. Authorized Denominations. Unless otherwise specified on the face hereof, the Notes of this series are issuable only in global or certificated registered form, without coupons, in denominations of $1,000 and integral multiples thereof. As provided in the Subordinated Indenture and subject to certain limitations therein specified and to the limitations described below, if applicable, Notes of this series are exchangeable for Notes of this series of like aggregate principal amount and like Stated Maturity and with like terms and conditions of a different authorized denomination, as requested by the Holder surrendering the same.

               SECTION 13. Registration of Transfer. As provided in the Subordinated Indenture and subject to certain limitations therein specified and to the limitations described below, if applicable, the transfer of this Note is registerable in the Security Register upon surrender of this Note for registration of transfer at the office or agency of the Company maintained for that purpose duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar (which will initially be the Subordinated Trustee at its principal corporate trust office located in the Borough of Manhattan, The City of New York) duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series with like terms and conditions, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

               If this Note is a Book-Entry Note as specified on the face hereof, this Note is exchangeable for certificated Notes only upon the terms and conditions provided in the Subordinated Indenture. Except as provided in the Subordinated Indenture, owners of beneficial interests in this Book-Entry Note will not be entitled to receive physical delivery of Notes in certificated registered form and will not be considered the Holders thereof for any purpose under the Subordinated Indenture.

               No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               SECTION 14. Owners. Prior to due presentment of this Note for registration of transfer, the Company, the Subordinated Trustee and any agent of the Company or the Subordinated Trustee may treat the Person in whose name this
Note is registered as the owner hereof for all purposes, whether or not this Note be overdue and notwithstanding any notation of ownership or other writing hereon, and none of the Company, the Subordinated Trustee or any such agent will be affected by notice to the contrary.

               SECTION 15. Governing Law. The Subordinated Indenture and the Notes will be governed by and construed in accordance with the laws of the State of New York.

               SECTION 16. Defined Terms. All terms used in this Note which are defined in the Subordinated Indenture will have the meanings assigned to them in the Subordinated Indenture unless otherwise defined herein; and all references in the Subordinated Indenture to "Security" or "Securities" will be deemed to include the Notes.

                            OPTION TO ELECT REPAYMENT


          [To be completed only if this Note is repayable at the option of the Holder and the Holder elects to exercise such rights]


               The undersigned owner of this Note hereby irrevocably elects to have the Company repay the principal amount of this Note or portion hereof below designated at the applicable Optional Repayment Price indicated on the face hereof, plus accrued and unpaid interest to but excluding the date of repayment, if this Note is to be repaid pursuant to Section 4 of this Note. If a portion of this Note is not being repaid, specify the principal amount to be repaid and the denomination or denominations (which will be $1,000 or an integral multiple thereof) of the Note or Notes to be issued to the Holder for the portion of this Note not being repaid (in the absence of any specification, one such Note will be issued for the portion not being repaid):



Dated:_____________________________                             _______________________________________________________
                                                                Signature
                                                                Sign exactly as name appears on the front of this Note.

                                                                Indicate address where check is  to be sent, if repaid:

Principal amount to be repaid if amount to be repaid is less    _______________________________________________________
than the entire principal amount of this Note (principal amount
remaining must be an authorized denomination)                   _______________________________________________________

$______________________________________________
(which will be an integral multiple of $1,000)

Denomination or denominations of the Note or Notes to be        SOCIAL SECURITY OR OTHER TAXPAYER ID NUMBER
issued for the portion of this Note not being repaid
                                                                _______________________________________________________
_______________________________________________

_______________________________________________


                                  ABBREVIATIONS


               The following abbreviations, when used in the inscription on the face of this instrument, will be construed as though they were written out in full according to applicable laws or regulations:

               TEN COM - as tenants in common
               TEN ENT - as tenants by the entireties
               JT TEN - as joint tenants with right of survivorship and not as tenants in common


               UNIF GIFT MIN ACT                         Custodian
                                           _____________________________________
                                           (Cust)                      (Minor)
                                              Under Uniform Gifts to Minors Act
                                           _____________________________________
                                                          (State)

               Additional abbreviations may also be used though not in the above list.




               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________
________________________________________________________________________________

   PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE




________________________________________________________________________________
the within Note and all rights thereunder, hereby irrevocably constituting and appointing _______________________ attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.


Dated: _____________         ___________________________________________________
                             Signature
                             Sign exactly as name appears on the front of this Note [SIGNATURE MUST BE GUARANTEED by a member of a recognized Medallion
                             Guarantee Program]


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
        WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                                 [Face of Note]

CUSIP NO.                         CONSECO, INC.    PRINCIPAL AMOUNT: $__________

REGISTERED NO. FL _______    SUBORDINATED MEDIUM-TERM NOTE, SERIES C

               If this Note is a Book-Entry Note, the registered owner of this Note (as indicated below) is The Depository Trust Company (the "Depositary") or a nominee of the Depositary, and the following legend is applicable: Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

               The following summary of terms is subject to the information set forth on the reverse hereof:


INTEREST                                                             OPTIONAL REDEMPTION:        o YES o NO
 CALCULATION:      o REGULAR FLOATING RATE NOTE
                   o FLOATING RATE/FIXED RATE NOTE
                          FIXED RATE COMMENCEMENT DATE:
                          FIXED INTEREST RATE:
                   o INVERSE FLOATING RATE
                          FIXED INTEREST RATE:
                   o OTHER FLOATING RATE NOTE (see attached)

ORIGINAL ISSUE DATE:                                                 INITIAL REDEMPTION DATE:

STATED MATURITY:                                                     INITIAL REDEMPTION PERCENTAGE:

                                                                     ANNUAL PERCENTAGE
                                                                     REDEMPTION REDUCTION:

                                                                     REDEMPTION PRICE:  The Initial Redemption Percentage,
AUTHORIZED DENOMINATIONS                                             as adjusted downward by the  Annual Percentage Redemption
(if other than $1,000 and integral                                   Reduction on each anniversary of the Initial Redemption Date
multiples thereof)                                                   (until the adjusted percentage is   100%), multiplied by the
                                                                     unpaid Principal Amount of the Note or the portion thereof to be redeemed.


FORM:                               o BOOK-ENTRY                     OPTION TO ELECT REPAYMENT:          o YES o NO
                                    o CERTIFICATED

PAYING AGENT (If other than the Subordinated Trustee):               OPTIONAL REPAYMENT DATE[S]:

INTEREST CALCULATION:

INTEREST RATE BASIS:                                                 OPTIONAL REPAYMENT PRICE[S]:

INDEX MATURITY:

REGULAR RECORD DATES:                                                DAY COUNT CONVENTION:

INTEREST PAYMENT DATES:

INITIAL INTEREST RATE:                                                SPECIFIED CURRENCY:

MAXIMUM INTEREST RATE:

MINIMUM INTEREST RATE:

SPREAD:

SPREAD MULTIPLIER:                                                   OTHER PROVISIONS:

INTEREST RESET PERIOD:

INTEREST RESET DATES:                                                ANNEX ATTACHED (and incorporated
                                                                     by reference herein):               o YES o NO
INTEREST DETERMINATION DATES:



SINKING FUND:                       o YES o NO

CALCULATION AGENT:

EXCHANGE RATE AGENT:

ORIGINAL ISSUE DISCOUNT:            o YES o NO

AMORTIZING NOTE:                    o YES o NO

DEPOSITARY:

               If this Note was issued with "original issue discount" for purposes of Section 1273 of the Internal Revenue Code of 1986, as amended, the following shall be completed:

ORIGINAL ISSUE DISCOUNT NOTE:        o  Yes   o  No              ISSUE PRICE (expressed
                                                                 as a percentage of aggregate principal amount):

YIELD TO MATURITY:                                               INITIAL PERIOD:



               CONSECO, INC., a corporation duly organized and existing under the laws of Indiana (herein called the "Company," which term includes any successor corporation under the Subordinated Indenture referred to on the reverse hereof), for value received, hereby promises to pay to __________________________________________________ or registered assigns, the principal sum specified above on the Stated Maturity Date shown above, and to pay interest thereon from and including the Original Issue Date shown above or from and including the most recent Interest Payment Date (as hereinafter defined) to which interest has been paid or duly provided for, as the case may be.

               Interest will be paid on the Interest Payment Date or Dates specified above, at the rate per annum determined in accordance with the provisions on the reverse hereof, depending on the Interest Rate Basis, the Spread, if any, and/or the Spread Multiplier, if any, specified above, commencing with the first such Interest Payment Date next succeeding the Original Issue Date shown above (except as provided below) until the principal hereof is paid or duly made available for payment. Interest payments will be made in an amount equal to the amount accrued from and including the immediately preceding Interest Payment Date in respect of which interest has been paid or duly made available for payment (or from and including the date of issue, if no interest has been paid or duly made available for payment) to but excluding the applicable Interest Payment Date or the Stated Maturity Date or such prior date on which the principal hereof becomes due and payable (the "Maturity Date"), as the case may be. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in such Subordinated Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date specified above next preceding such Interest Payment Date. The first payment of interest on any Note originally issued between a Regular Record Date and the next Interest Payment Date will be made on the Interest Payment Date following the next succeeding Regular Record Date to the Holder on such next succeeding Regular Record Date. Except as otherwise provided in the Subordinated Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date by virtue of their having been such Holder and may either be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Subordinated Trustee, notice whereof is to be given to Holders of Notes not less than 10 calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Subordinated Indenture.

               Unless otherwise specified above, the Company will make payments of principal of, and premium, if any, and interest, if any, on this Note in the Specified Currency specified above. Any such amounts payable by the Company in the Specified Currency will be converted by the Exchange Rate Agent specified above into United States dollars for payments to Holders unless otherwise specified above or the Holder of this Note elects, in the manner hereinafter described, to receive such amounts in the Specified Currency.

               If the Specified Currency is other than United States dollars, any United States dollar amount to be received by the Holder of this Note will be based on the highest bid quotation in The City of New York received by the Exchange Rate Agent at approximately 11:00 A.M., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of whom may be the Exchange Rate Agent) selected by the Exchange Rate Agent and approved by the Company for the purchase by the quoting dealer of the Specified Currency for United States dollars for settlement on such payment date in the aggregate amount of such Specified Currency payable to all Holders of Notes, the Specified Currency for which is other than United States Dollars, scheduled to receive United States dollar payments and at which the applicable dealer commits to execute a contract. All currency exchange costs will be borne by the Holder of this Note by deductions from such payments. If three such bid quotations are not available, payments will be made in the Specified Currency.

               If the Specified Currency is other than United States dollars, the Holder of this Note may elect to receive all or a specified portion of any payment of principal, premium, if any, and /or interest, if any, in the Specified Currency, instead of in United States dollars, by submitting a written request for such payment to the Subordinated Trustee at its corporate trust office in The City of New York on or prior to the applicable Record Date or at least fifteen calendar days prior to the Maturity Date, as the case may be. Such written request may be mailed or hand delivered or sent by cable, telex or other form of facsimile transmission. The Holder of this Note may elect to receive all or a specified portion of all future payments in the Specified Currency and need not file a separate election for each payment. Such election will remain in effect until revoked by written notice to the Subordinated Trustee, but written notice by any such revocation must be received by such Trustee on or prior to the applicable Record Date or at least fifteen calendar days prior to the Maturity Date, as the case may be. If this Note is to be held in the name of a broker or nominee the Holder should contact such broker or nominee to determine whether and how an election to receive payments in the Specified Currency may be made.

               If this Note is a Book-Entry Note as specified above, while this
Note is represented by one or more Book-Entry Notes registered in the name of the Depositary or its nominee, the Company will cause payments of principal of, premium, if any, and interest on such Book-Entry Notes to be made to the Depositary or its nominee, as the case may be, by wire transfer to the extent, in the funds and in the manner required by agreements with, or regulations or procedures prescribed from time to time by, the Depositary or its nominee, and otherwise in accordance with such agreements, regulations and procedures. If this Note is a Book-Entry Note as specified above, the following legend is applicable except as specified on the reverse hereof: THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR OF THE DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR.

               If this Note is a certificated Note as specified above, payments of interest, if any, on this Note on any Interest Payment Date other than at Stated Maturity will be made by check mailed to the address of the Holder entitled thereto as such address appears in the Security Register of the Company. Notwithstanding the foregoing, a Holder of $10,000,000 (or, if the Specified Currency is other than United States dollars, the equivalent thereof in such Specified Currency) or more in aggregate principal amount of certificated Notes (whether having identical or different terms and provisions) will be entitled to receive interest payments, if any, on any Interest Payment Date other than at Stated Maturity by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to such Interest Payment Date.

                  If the Specified Currency specified above is other than United States dollars, payments of the principal of, and premium, if any, and/or interest, if any, on this Note which are to be made in United States dollars will be made in the manner specified above with respect to Notes denominated in United States dollars. If the Specified Currency specified above is other than United States dollars, payments of interest, if any, on this Note which are to be made in the Specified Currency on an Interest Payment Date other than the Maturity Date will be made by check mailed to the address of the Holder of this Note as it appears in the Security Register, subject to the right to receive such interest payments by wire transfer of immediately available funds under the circumstances described above. If the Specified Currency specified above is other than United States dollars, payments of principal of, and premium, if any, and/or interest, if any, on this Note which are to be made in the Specified Currency on the Maturity Date will be made by wire transfer of immediately available funds to an account with a bank designated at least fifteen calendar days prior to the Maturity Date by the Holder of this Note, provided that such bank has appropriate facilities therefor and that this Note is presented and surrendered at the office or agency maintained by the Company for such purpose in the Borough of Manhattan, The City of New York in time for the Subordinated Trustee to make such payments in such funds in accordance with its normal procedures.

               The Company will pay any administrative costs imposed by banks in connection with making payments by wire transfer, but not any tax, assessment or governmental charge imposed upon the Holder of this Note. If this Note is a certificated Note as specified above, payment of the principal, premium, if any, due on the Maturity Date in respect of this Note will be made in immediately available funds upon presentation and surrender of this Note at the principal corporate trust office of the Trustee in the Borough of Manhattan, The City of New York.

               REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF OR THE ATTACHED ANNEX, IF ANY, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

               Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, or its successor as Trustee, or its Authenticating Agent, by manual signature of an authorized signatory, this Note will not be entitled to any benefit under the Subordinated Indenture or be valid or obligatory for any purpose.

               IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
                                          CONSECO, INC.

TRUSTEE'S  CERTIFICATE  OF  AUTHENTICATION
This is one of the Securities of the series of Securities issued under the within-mentioned Subordinated Indenture.

                                          By:___________________________________

                                          Its:__________________________________
HARRIS TRUST AND SAVINGS BANK,
as Trustee


                                          Attest:_______________________________

By:____________________________           Its:__________________________________
    Authorized Officer

                                [Reverse of Note]

                                  CONSECO, INC.

                     SUBORDINATED MEDIUM-TERM NOTE, SERIES C


               SECTION 1. General. This Note is one of a series of Securities of the Company issued under an Indenture, dated as of July 21, 1999, as amended from time to time (the "Subordinated Indenture"), between the Company and Harris Trust and Savings Bank, as trustee (the "Subordinated Trustee"), to which Subordinated Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Subordinated Trustee and the Holders of the Notes and of the terms upon which the Securities are, and are to be, authenticated and delivered. All Securities, including this Note, issued and to be issued under the Subordinated Indenture will be unsecured and will be subordinate and junior in right of payment, to the extent and in the manner set forth in the Subordinated Indenture, to all Senior Indebtedness (as defined in the Subordinated Indenture). This Note is one of the Securities designated on the face hereof (the "Notes"). The Notes may bear different dates, mature at different times, bear interest at different rates, be subject to different redemption provisions, if any, may be subject to different sinking funds, if any, and may otherwise vary, all as provided in the Subordinated Indenture.

               SECTION 2. Interest Rate Calculations; Payments. The interest rate borne by this Note will be determined as follows:

               (i) Unless it is specified on the face hereof that this Note is a "Floating Rate/Fixed Rate Note" or an "Inverse Floating Rate Note" or has an Annex attached, or that "Other Provisions" apply, in each case relating to a different interest rate formula, this Note will be designated as a "Regular Floating Rate Note" and, except as described below or as specified on the face hereof, will bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases (a) plus or minus the applicable Spread, if any, and/or (b) multiplied by the applicable Spread Multiplier, if any. Commencing on the Initial Interest Reset Date, the rate at which interest on this Note shall be payable will be reset as of each Interest Reset Date; provided, however, that the interest rate in effect for the period, if any, from the date of issue to the Initial Interest Reset Date will be the Initial Interest Rate.

               (ii) If it is specified on the face hereof that this Note is a "Floating Rate/Fixed Rate Note," then, except as described below or as specified on the face hereof, this Note will bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases
         (a) plus or minus the applicable Spread, if any, and/or (b) multiplied by the applicable Spread Multiplier, if any. Commencing on the Initial Interest Reset Date, the rate at which interest on this Note will be payable will be reset as of each Interest Reset Date; provided, however, that (y) the interest rate in effect for the period, if any, from the date of issue to the Initial Interest Reset Date will be the Initial Interest Rate and (z) the interest rate in effect for the period commencing on the Fixed Rate Commencement Date to the Maturity Date shall be the Fixed Interest Rate, if such rate is specified on the face hereof or, if no such Fixed Interest Rate is specified, the interest rate in effect thereon on the day immediately preceding the Fixed Rate Commencement Date.

               (iii) If it is specified on the face hereof that this Note is an "Inverse Floating Rate Note," then, except as described below or on the face hereof, this Note will bear interest at the Fixed Interest Rate minus the rate determined by reference to the applicable Interest Rate Basis or Bases (a) plus or minus the applicable Spread, if any, and/or
         (b) multiplied by the applicable Spread Multiplier, if any; provided, however, that, unless otherwise specified on the face hereof, the interest rate thereon will not be less than zero. Commencing on the Initial Interest Reset Date, the rate at which interest on such Inverse Floating Rate Note will be payable will be reset as of each Interest Reset Date; provided, however, that the interest rate in effect for the period, if any, from the date of issue to the Initial Interest Reset Date will be the Initial Interest Rate.

         The "Spread" is the number of basis points to be added to or subtracted from the related Interest Rate Basis or Bases applicable to this Note. The "Spread Multiplier" is the percentage of the related Interest Rate Basis or Bases applicable to this Note by which such Interest Rate Basis or Bases will be multiplied to determine the applicable interest rate on this Note. The "Index Maturity" is the period to maturity of the instrument or obligation with respect to which the related Interest Rate Basis or Bases will be calculated.

         Unless otherwise specified on the face hereof, the interest rate with respect to each Interest Rate Basis will be determined in accordance with the applicable provisions below. Except as specified on the face hereof, the interest rate in effect on each day will be (i) if such day is an Interest Reset Date, the interest rate determined as of the Interest Determination Date (as hereinafter defined) immediately preceding such Interest Reset Date or (ii) if such day is not an Interest Reset Date, the interest rate determined as of the Interest Determination Date immediately preceding the most recent Interest Reset Date.

         The rate of interest on this Note will be reset daily, weekly, monthly, quarterly, semiannually or annually or on such other specified basis (each, an "Interest Reset Period," the first day of each Interest Reset Period being an "Interest Reset Date"), as specified on the face hereof. Unless otherwise specified on the face hereof, the Interest Reset Dates will be, if this Note resets: (i) daily, each Business Day; (ii) weekly, the Wednesday of each week (unless the Interest Rate Basis specified on the face hereof is Treasury Rate, which will reset the Tuesday of each week, except as described below); (iii) monthly, the third Wednesday of each month (unless the Interest Rate Basis specified on the face hereof is Eleventh District Cost of Funds Rate, which will reset on the first calendar day of the month); (iv) quarterly, the third Wednesday of March, June, September and December of each year; (v) semiannually, the third Wednesday of the two months specified on the face hereof; and (vi) annually, the third Wednesday of the month specified on the face hereof; provided however, that, if this Note is a Floating Rate/Fixed Rate Notes, the rate of interest hereon will not reset after the applicable Fixed Rate Commencement Date, as specified on the face hereof. If any Interest Reset Date for this Note would otherwise be a day that is not a Business Day, such Interest Reset Date will be postponed to the next succeeding Business Day, except that if LIBOR is an applicable Interest Rate Basis specified on the face hereof and such Business Day falls in the next succeeding calendar month, such Interest Reset Date will be the immediately preceding Business Day.

         The interest rate applicable to each Interest Reset Period commencing on the related Interest Reset Date will be the rate determined by the Calculation Agent (as hereinafter defined) as of the applicable Interest Determination Date and calculated on or prior to the Calculation Date (as hereinafter defined), except with respect to LIBOR and the Eleventh District Cost of Funds Rate, which will be calculated on such Interest Determination Date. Unless otherwise specified on the face hereof, the "Interest Determination Date," if the Interest Rate Basis specified on the face hereof is CD Rate, CMT Rate or Commercial Paper Rate, will be the second Business Day immediately preceding the applicable Interest Reset Date; the "Interest Determination Date" if the Interest Rate Basis specified on the face hereof is Federal Funds Rate or Prime Rate, will be the Business Day immediately preceding the applicable Interest Reset Date; the "Interest Determination Date," if the Interest Rate Basis specified on the face hereof is Eleventh District Cost of Funds Rate, will be the last working day of the month immediately preceding the applicable Interest Reset Date on which the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco") publishes the Index (as hereinafter defined); and the "Interest Determination Date," if the Interest Rate Basis specified on the face hereof is LIBOR, will be the second London Business Day immediately preceding the applicable Interest Reset Date. If the Interest Rate Basis specified on the face hereof is Treasury Rate, the "Interest Determination Date" will be the day in the week in which the applicable Interest Reset Date falls on which day Treasury Bills (as hereinafter defined) are normally auctioned (Treasury Bills are normally sold at an auction held on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday); provided, however, that if an auction is held on the Friday of the week preceding the applicable Interest Reset Date, the "Interest Determination Date" will be such preceding Friday; provided, further, that if the Interest Determination Date would otherwise fall on an Interest Reset Date, then such Interest Reset Date will be postponed to the next succeeding Business Day. If the interest rate specified on the face hereof is determined by reference to two or more Interest Rate Bases, the "Interest Determination Date" will be the most recent Business Day which is at least two Business Days prior to the applicable Interest Reset Date for this Note on which each Interest Rate Basis is determinable. Each Interest Rate Basis will be determined as of such date, and the applicable interest rate will take effect on the applicable Interest Reset Date.

         Notwithstanding the foregoing, this Note may also have either or both of the following, as specified on the face hereof: (i) a Maximum Interest Rate, or ceiling, that may accrue during any Interest Period and (ii) a Minimum Interest Rate, or floor, that may accrue during any Interest Period. In addition to any Maximum Interest Rate specified on the face hereof, the interest rate on this Note will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

         Except as set forth below, if the Specified Currency, if other than United States dollars, specified on the face hereof is not available for the required payment of principal, premium, if any, and/or interest, if any, in respect thereof due to the imposition of exchange controls or other circumstances beyond the control of the Company, the Company will be entitled to satisfy its obligations to the Holder of this Note by making such payment in United States dollars on the basis of the Market Exchange Rate (as defined below), computed by the Exchange Rate Agent, on the second Business Day prior to such payment or, if such Market Exchange Rate is not then available, on the basis of the most recently available Market Exchange Rate, or as otherwise specified on the face hereof.

         If the Specified Currency specified on the face hereof is a composite currency that is not available for the required payment of principal, premium, if any, and/or interest, if any, in respect thereof due to the imposition of exchange controls or other circumstances beyond the control of the Company, the Company will be entitled to satisfy its obligations to the Holder of this Note by making such payment in United States dollars on the basis of the equivalent of the composite currency in United States dollars. The component currencies of the composite currency for this purpose (the "Component Currencies") will be the currency amounts that were components of the composite currency as of the last day on which the composite currency was used. The equivalent of the composite currency in United States dollars shall be calculated by aggregating the United States dollar equivalents of the Component Currencies. The United States dollar equivalent of each of the Component Currencies will be determined by the Exchange Rate Agent on the basis of the Market Exchange Rate on the second Business Day prior to the required payment or, if such Market Exchange Rate is not then available, on the basis of the most recently available Market Exchange Rate for each such Component Currency, or as otherwise specified on the face hereof.

         If the official unit of any Component Currency is altered by way of combination or subdivision, the number of units of the currency as a Component Currency will be divided or multiplied in the same proportion. If two or more Component Currencies are consolidated into a single currency, the amounts of those currencies as Component Currencies will be replaced by an amount in such single currency equal to the sum of the amounts of the consolidated Component Currencies expressed in such single currency. If any Component Currency is divided into two or more currencies, the amount of the original Component Currency shall be replaced by the amounts of such two or more currencies, the sum of which shall be equal to the amount of the original Component Currency.

         The "Market Exchange Rate" for a Specified Currency other than United States dollars means the noon dollar buying rate in The City of New York for cable transfers for such Specified Currency as certified for customs purposes (or, if not so certified, as otherwise determined) by the Federal Reserve Bank of New York. Any payment made in United States dollars under the circumstances set forth above where the required payment is in a Specified Currency other than United States dollars will not constitute an Event of Default under the Subordinated Indenture with respect to this Note.

         All determinations referred to above made by the Exchange Rate Agent shall be at its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on the Holder of this Note.

         Except as provided below or as specified on the face hereof, interest will be payable, if this Note resets: (i) daily, weekly or monthly, on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year, as specified on the face hereof; (ii) quarterly, on the third Wednesday of March, June, September and December of each year; (iii) semiannually, on the third Wednesday of the two months of each year specified on the face hereof; and (iv) annually, on the third Wednesday of the month of each year specified on the face hereof (each, an "Interest Payment Date" with respect to this Note) and, in each case, on the Maturity Date. If any Interest Payment Date other than the Maturity Date for this Note would otherwise be a day that is not a Business Day, such Interest Payment Date will be postponed to the next succeeding Business Day, except that if LIBOR is specified on the face hereof as an applicable Interest Rate Basis and such Business Day falls in the next succeeding calendar month, such Interest Payment Date will be the immediately preceding Business Day. If the Maturity Date of this Note falls on a day that is not a Business Day, the required payment of principal, premium, if any, and interest will be made on the next succeeding Business Day as if made on the date such payment was due, and no interest will accrue on such payment for the period from and after the Maturity Date to the date of such payment on the next succeeding Business Day.

         All percentages resulting from any calculation on this Note will be rounded to the nearest one hundred-thousandth of a percentage point, with five-one millionths of a percentage point rounded upwards (e.g., 9.876545% (or
 .09876545) would be rounded to 9.87655% (or .0987655)), and all amounts used in or resulting from such calculation on this Note will be rounded, in the case of United States dollars, to the nearest cent or, in the case of a foreign or composite currency, to the nearest unit (with one-half cent or unit being rounded upwards).

         Accrued interest on this Note is calculated by multiplying its principal amount by an accrued interest factor. Such accrued interest factor is computed by adding the interest factor calculated for each day in the applicable Interest Period. Unless otherwise specified on the face hereof, the interest factor for each such day will be computed by dividing the interest rate applicable to such day by 360, if the Interest Rate Basis specified on the face hereof is CD Rate, Commercial Paper Rate, Eleventh District Cost of Funds Rate, Federal Funds Rate, LIBOR or Prime Rate, or by the actual number of days in the year if the Interest Rate Basis specified on the face hereof is CMT Rate or Treasury Rate. Unless otherwise specified on the face hereof, the interest factor for this Note if the interest rate is calculated with reference to two or more Interest Rate Bases will be calculated in each period in the same manner as if only the applicable Interest Rate Basis specified on the face hereof applied.

         Unless otherwise specified on the face hereof, the Subordinated Trustee will be the "Calculation Agent" with respect to this Note. Upon request of the Holder of this Note, the Calculation Agent will disclose the interest rate then in effect and, if determined, the interest rate that will become effective as a result of a determination made for the next succeeding Interest Reset Date with respect to such Floating Rate Note. Unless otherwise specified on the face hereof, the "Calculation Date," if applicable, pertaining to any Interest Determination Date will be the earlier of (i) the tenth calendar day after such

Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day or (ii) the Business Day immediately preceding the applicable Interest Payment Date or the Maturity Date, as the case may be.

         As used herein, Business Day means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York; provided, however, that, with respect to non-United States dollar-denominated notes, the day is also not a day on which commercial banks are authorized or required by law, regulation or executive order to close in the principal financial center, as described below, of the country issuing the specified currency or, if the specified currency is Euro, the day is also a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET) System is open; provided, further, that, with respect to notes as to which LIBOR is an applicable Interest Rate Basis, the day is also a London business day. A London Business Day is a day on which commercial banks are open for business, including dealings in the Index Currency in London.

         The principal financial centers for the respective currencies are:
United States dollars, New York; Australian dollars, Sydney and Melbourne; Canadian dollars, Toronto; Deutsche marks, Frankfurt; Dutch guilders, Amsterdam; South African rand, Johannesburg; Swiss francs, Zurich; and all other currencies, capital city of the country.

         Unless otherwise specified on the face hereof, the Calculation Agent will determine each Interest Rate Basis in accordance with the following provisions.

         Determination of CD Rate. Unless otherwise specified, if the Interest Rate Basis specified on the face hereof is the CD Rate, with respect to any Interest Determination Date (a "CD Rate Interest Determination Date"), such rate will equal the rate on such date for negotiable United States dollar certificates of deposit having the Index Maturity specified on the face hereof as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates" or any successor publication ("H.15(519)") under the heading "CDs (Secondary Market)," or, if not published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on such CD Rate Interest Determination Date for negotiable United States dollar certificates of deposit of the Index Maturity specified on the face hereof as published in H. 15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "CDS (secondary market)." If such rate is not yet published in either H.15(519) or Composite Quotations by 3:00 P.M., New York City time, on the related Calculation Date, then the CD Rate on such CD Rate Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the secondary market offered rates as of 10:00 A.M., New York City time, on such CD Rate Interest Determination Date, of three leading nonbank dealers in negotiable United States dollar certificates of deposit in The City of New York (which may include the Agents or their affiliates) selected by the Calculation Agent for negotiable United States dollar certificates of deposit of major United States money center banks for negotiable certificates of deposit with a remaining maturity closest to the Index Maturity specified on the face hereof in an amount that is representative for a single transaction in that market at that time; provided, however, that if the dealers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the CD Rate determined as of such CD Rate Interest Determination Date will be the CD Rate in effect on such CD Rate Interest Determination Date.

         Determination of CMT Rate. Unless otherwise specified, if the Interest Rate Basis specified on the face hereof is the CMT Rate, with respect to any Interest Determination Date (a "CMT Rate Interest Determination Date"), such rate will equal the rate displayed on the Designated CMT Telerate Page under the caption "...Treasury Constant Maturities...Federal Reserve Board Release H.15...Mondays Approximately 3:45 P.M.," under the column for the Designated CMT Maturity Index for (i) if the Designated CMT Telerate Page is 7051, the rate on such CMT Rate Interest Determination Date and (ii) if the Designated CMT Telerate Page is 7051, the weekly or monthly average, as specified on the face hereof, for the week or the month, as applicable, ended immediately preceding the week or the month, as applicable, in which the related CMT Rate Interest Determination Date falls. If such rate is no longer displayed on the relevant page or is not displayed by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate for such CMT Rate Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index as published in H.15(519). If such rate is no longer published or is not published by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate on such CMT Rate Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index (or other United States Treasury rate for the Designated CMT Maturity Index) for the CMT Rate Interest Determination Date with respect to such Interest Reset Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in H.15(519). If such information is not provided by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate on the CMT Rate Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity, based on the arithmetic mean of the secondary market offered rates as of approximately 3:30 P.M., New York City time, on such CMT Rate Interest Determination Date reported, according to their written records, by three leading primary United States government securities dealers in The City of New York (which may include the Agents or their affiliates) (each, a "Reference Dealer") selected by the Calculation Agent (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for the most recently issued direct noncallable fixed rate obligations of the United States ("Treasury Notes") with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated CMT Maturity Index minus one year. If the Calculation Agent is unable to obtain three such Treasury Note quotations, the CMT Rate on such CMT Rate Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity based on the arithmetic mean of the secondary market offered rates as of approximately 3:30 P.M., New York City time, on such CMT Rate Interest Determination Date of three Reference Dealers in The City of New York (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for Treasury Notes with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index and in an amount of at least $100 million. If three or four (and not five) of such Reference Dealers are quoting as described above, then the CMT Rate will be based on the arithmetic mean of the offered rates obtained and neither the highest nor the lowest of such quotes will be eliminated; provided, however, that if fewer than three Reference Dealers so selected by the Calculation Agent are quoting as mentioned herein, the CMT Rate determined as of such CMT Rate Interest Determination Date will be the CMT Rate in effect on such CMT Rate Interest Determination Date. If two Treasury Notes with an original maturity as described in the second preceding sentence have remaining terms to maturity equally close to the Designated CMT Maturity Index, the Calculation Agent will obtain quotations for the Treasury Note with the shorter remaining term to maturity.

         "Designated CMT Telerate Page" means the display on the Bridge Telerate, Inc. (or any successor service) on the page specified on the face hereof (or any other page as may replace such page on such service) for the purpose of displaying Treasury Constant Maturities as reported in H.15(519). If no such page is specified on the face hereof, the Designated CMT Telerate Page will be 7052 for the most recent week.

         "Designated CMT Maturity Index" means the original period to maturity of the U.S. Treasury securities (either 1, 2, 3, 5, 7, 10, 20 or 30 years) specified on the face hereof with respect to which the CMT Rate will be calculated or, if no such maturity is specified on the face hereof, 2 years.

         Determination of Commercial Paper Rate. Unless otherwise specified, if the Interest Rate Basis specified on the face hereof is Commercial Paper Rate, with respect to any Interest Determination Date (a "Commercial Paper Rate Interest Determination Date"), such rate will equal the Money Market Yield (as hereinafter defined) on such date of the rate for commercial paper having the Index Maturity specified on the face hereof as published in H.15(519) under the heading "Commercial Paper-Nonfinancial". In the event that such rate is not published by 3:00 P.M., New York City time, on the related Calculation Date, then the Commercial Paper Rate on such Commercial Paper Rate Interest Determination Date will be the Money Market Yield of the rate for commercial paper having the Index Maturity specified on the face hereof as published in H. 15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "Commercial Paper-Nonfinancial." If such rate is not yet published in either H.15(519) or Composite Quotations by 3:00 P.M., New York City time, on the related Calculation Date, then the Commercial Paper Rate on such Commercial Paper Rate Interest Determination Date will be calculated by the Calculation Agent and will be the Money Market Yield of the arithmetic mean of the offered rates at approximately 11:00 A.M., New York City time, on such Commercial Paper Rate Interest Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper having the Index Maturity specified on the face hereof placed for an industrial issuer whose bond rating is "Aa", or the equivalent, from a nationally recognized statistical rating organization; provided, however, that if the dealers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Commercial Paper Rate determined as of such Commercial Paper Rate Interest Determination Date will be the Commercial Paper Rate in effect on such Commercial Paper Rate Interest Determination Date.

         "Money Market Yield" means a yield (expressed as a percentage) calculated in accordance with the following formula:


                                            D x 360         X   100
                  Money Market Yield =   -------------
                                         360 - (D x M)


where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the applicable Interest Reset Period.

         Determination of Eleventh District Cost of Funds Rate. Unless otherwise specified, if the Interest Rate Basis specified on the face hereof is Eleventh District Cost of Funds Rate, with respect to any Interest Determination Date (an "Eleventh District Cost of Funds Rate Interest Determination Date"), such rate will equal the rate equal to the monthly weighted average cost of funds for the calendar month immediately preceding the month in which such Eleventh District Cost of Funds Rate Interest Determination Date falls, as set forth under the caption "11th District" on Telerate Page 7058 as of 11:00 A.M., San Francisco time, on such Eleventh District Cost of Funds Rate Interest Determination Date. If such rate does not appear on Telerate Page 7058 on such Eleventh District Cost of Funds Rate Interest Determination Date, then the Eleventh District Cost of Funds Rate on such Eleventh District Cost of Funds Rate Interest Determination Date will be the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that was most recently announced (the "Index") by the FHLB of San Francisco as such cost of funds for the calendar month immediately preceding such Eleventh District Cost of Funds Rate Interest Determination Date. If the FHLB of San Francisco fails to announce the Index on or prior to such Eleventh District Cost of Funds Rate Interest Determination Date for the calendar month immediately preceding such Eleventh District Cost of Funds Rate Interest Determination Date, the Eleventh District Cost of Funds Rate determined as of such Eleventh District Cost of Funds Rate Interest Determination Date will be the Eleventh District Cost of Funds Rate in effect on such Eleventh District Cost of Funds Rate Interest Determination Date.

         Determination of Federal Funds Rate. Unless otherwise specified, if the Interest Rate Basis specified on the face hereof is Federal Funds Rate, with respect to any Interest Determination Date (a "Federal Funds Rate Interest Determination Date"), such rate will equal the rate on such date for United States dollar federal funds as published in H.15(519) under the heading "Federal Funds (Effective)", as displayed on Bridge Telerate, Inc., or any successor service on page 120 or on any other page as may replace the applicable page on that service ("Telerate Page 120") or, if the rate does not appear on Telerate Page 120 or is not published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on such Federal Funds Rate Interest Determination Date for United States dollar federal funds published in H. 15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate under the caption "Federal Funds/Effective Rate." If such rate is not published in either H.15(519) or Composite Quotations by 3:00 P.M., New York City time, on the related Calculation Date, then the Federal Funds Rate on such Federal Funds Rate Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight United States dollar federal funds arranged by three leading brokers of federal funds transactions in The City of New York (which may include the Agents or their affiliates) selected by the Calculation Agent prior to 9:00 A.M., New York City time, on such Federal Funds Rate Interest Determination Date; provided, however, that if the brokers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate determined as of such Federal Funds Rate Interest Determination Date will be the Federal Funds Rate in effect on such Federal Funds Rate Interest Determination Date.

         Determination of LIBOR. Unless otherwise specified, if the Interest Rate Basis specified on the face hereof is LIBOR:

               (i) With respect to any Interest Determination Date (a "LIBOR Interest Determination Date"), LIBOR will be either: (a) if "LIBOR Reuters" is specified on the face hereof, the arithmetic mean of the offered rates (unless the Designated LIBOR Page by its terms provides only for a single rate, in which case such single rate will be used) for deposits in the Designated LIBOR Currency having the Index Maturity specified on the face hereof, commencing on the second London Business Day immediately following the applicable Interest Reset Date, that appear (or, if only a single rate is required as aforesaid, appears) on the Designated LIBOR Page as of 11:00 A.M., London time, on such LIBOR Interest Determination Date, or (b) if "LIBOR Telerate" is specified on the face hereof or if neither "LIBOR Reuters" nor "LIBOR Telerate" is specified on the face hereof as the method for calculating LIBOR, the rate for deposits in the Designated LIBOR Currency having the Index Maturity on the face hereof, commencing on such Interest Reset Date, that appears on the Designated LIBOR Page as of 11:00 A.M., London time, on such LIBOR Interest Determination Date. If fewer than two such offered rates so appear, or if no such rate so appears, as applicable, LIBOR on such LIBOR Interest Determination Date will be determined in accordance with the provisions described in clause (ii) below.

               (ii) With respect to a LIBOR Interest Determination Date on which fewer than two offered rates appear, or no rate appears, as the case may be, on the Designated LIBOR Page as specified in clause (i) above, the Calculation Agent will request the principal London offices of each of four major reference banks (which may include affiliates of the Agents) in the London interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for deposits in the Designated LIBOR Currency for the period of the Index Maturity specified on the face hereof, commencing on the applicable Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on such LIBOR Interest Determination Date and in a principal amount that is representative for a single transaction in the Designated LIBOR Currency in such market at such time. If at least two such quotations are so provided, then LIBOR on such LIBOR Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two such quotations are so provided, then LIBOR on such LIBOR Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 A.M., in the applicable Principal Financial Center, on such LIBOR Interest Determination Date by three major banks (which may include affiliates of the Agents) in such Principal Financial Center selected by the Calculation Agent for loans in the Designated LIBOR Currency to leading European banks, having the Index Maturity specified on the face hereof and in a principal amount that is representative for a single transaction in the Designated LIBOR Currency in such market at such time; provided, however, that if the banks so selected by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR determined as of such LIBOR Interest Determination Date will be LIBOR in effect on such LIBOR Interest Determination Date.

         "Designated LIBOR Currency" means the currency or composite currency specified on the face hereof as to which LIBOR will be calculated or, if no such currency or composite currency is specified on the face hereof, United States dollars.

         "Designated LIBOR Page" means (a) if "LIBOR Reuters" is specified on the face hereof, the display on the Reuter Monitor Money Rates Service (or any successor service) on the page specified on the face hereof (or any other page as may replace such page on such service) for the purpose of displaying the London interbank rates of major banks for the Designated LIBOR Currency, or (b) if "LIBOR Telerate" is specified on the face hereof or neither "LIBOR Reuters" nor "LIBOR Telerate" is specified on the face hereof as the method for calculating LIBOR, the display on the Bridge Telerate, Inc. (or any successor service) on the page specified on the face hereof (or any other page as may replace such page on such service) for the purpose of displaying the London interbank rates of major banks for the Designated LIBOR Currency.

         "Principal Financial Center" means (i) the capital city of the country issuing the Specified Currency (unless the Specified Currency is European Currency Units ("ECU"), in which case it is also the display designated "ISDE" on the Reuter Monitor Money Rate Service or the ECU Banking Association) or (ii) the capital city of the country to which the Designated LIBOR Currency, if applicable, relates (or, in the case of ECU, Luxembourg), except, in each case, that with respect to United States dollars, Australian dollars, Canadian dollars, Deutsche marks, Dutch guilders, Italian lire and Swiss francs, the "Principal Financial Center" shall be The City of New York, Sydney, Toronto, Frankfurt, Amsterdam, Milan (solely in the case of clause (i) above) and Zurich, respectively.

         Determination of Prime Rate. Unless otherwise specified, if the Interest Rate Basis specified on the face hereof is Prime Rate, with respect to any Interest Determination Date (a "Prime Rate Interest Determination Date"), such rate will equal the rate on such date as such rate is published in H.15(519) under the heading "Bank Prime Loan." If such rate is not published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the applicable Interest Determination Date published in H. 15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate under the caption "Bank Prime Loan." If the foregoing rate is not published prior to 3:00 P.M., New York City time, on the related Calculation Date, then the Prime Rate will be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen USPRIME1 Page (as hereinafter defined) as such bank's prime rate or base lending rate as in effect for such Prime Rate Interest Determination Date. If fewer than four such rates appear on the Reuters Screen USPRIME1 Page for such Prime Rate Interest Determination Date, then the Prime Rate will be the arithmetic mean of the prime rates or base lending rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on such Prime Rate Interest Determination Date by three major banks (which may include affiliates of the Agents) in The City of New York selected by the Calculation Agent. If fewer than four such quotations are so provided, then the Prime Rate will be the arithmetic mean of four prime rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on such Prime Rate Interest Determination Date as furnished in The City of New York by the major money center banks, if any, that have provided such quotations and by a reasonable number of substitute banks or trust companies (which may include affiliates of the Agents) to obtain four such prime rate quotations, provided such substitute banks or trust companies are organized and doing business under the laws of the United States, or any State thereof, each having total equity capital of at least $500 million and being subject to supervision or examination by Federal or State authority, selected by the Calculation Agent to provide such rate or rates; provided, however, that if the banks or trust companies so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Prime Rate determined as of such Prime Rate Interest Determination Date will be the Prime Rate in effect on such Prime Rate Interest Determination Date.

         "Reuters Screen USPRIME1 Page" means the display on the Reuter Monitor Money Rates Service (or any successor service) on the "USPRIME1" page (or such other page as may replace the USPRIME1 page on such service) for the purpose of displaying prime rates or base lending rates of major United States banks.

         1 Determination of Treasury Rate. Unless otherwise specified, if the Interest Rate Basis specified on the face hereof is Treasury Rate, with respect to any Interest Determination Date (a "Treasury Rate Interest Determination Date"), such rate will equal (1) the rate from the auction held on the applicable Interest Determination Date (the "Auction") of direct obligations of the United States ("Treasury Bills") having the Index Maturity specified in the applicable pricing supplement under the caption 'INVESTMENT RATE" on the display on Bridge Telerate, Inc. or any successor service on page 56 or any other page as may replace page 56 on that service ("Telerate Page 56") or page 57 or any other page as may replace page 57 on that service ("Telerate Page 57"); or, (2) if the rate described in clause (1) is not so published by 3:00 P.M., New York City time, on the related calculation date, the Bond Equivalent Yield of the rate for the applicable Treasury Bills as published in H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "U.S. Government Securities/Treasury Bills/Auction High"; or (3) if such rate the rate described in clause (2) is not so published by 3:00 P.M., New York City time, on the related calculation date, the Bond Equivalent Yield of the auction rate of the applicable Treasury Bills announced by the United States Department of the Treasury; or (4) in the event that the rate referred to in clause (3) is not announced by the United States Department of the Treasury, or if the Auction is not held, the Bond Equivalent Yield of the rate on the applicable Interest Determination Date of Treasury Bills having the Index Maturity specified in the applicable Pricing Supplement published in H.15(519) under the caption "U.S. Government Securities/Treasury Bills/Secondary Market"; or (5) if the rate referred to in clause (4) is not so published by 3:00 P.M., New York City time, on the related calculation date, the rate on the applicable Interest Determination Date of the applicable Treasury Bills as published in H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "U.S. Government Securities/Treasury Bills/Secondary Market"; or (6) if the rate referred to in clause (5) is not so published by 3:00 P.M., New York City time, on the related calculation date, the rate on the applicable Interest Determination Date calculated by the calculation agent as the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on the applicable Interest Determination Date, of three primary United States Government securities dealers, which may include an agent or its affiliates, selected by the calculation agent, for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified in the applicable pricing supplement; or
(7) if the dealers selected by the calculation agent are not quoting as mentioned in clause (6), the rate in effect on the applicable Interest Determination Date.

               SECTION 3. Redemption. This Note will be redeemable at the option of the Company prior to the Stated Maturity Date only if an Initial Redemption Date is specified on the face hereof. If so specified, this Note will be subject to redemption at the option of the Company on any date on and after the Initial Redemption Date in whole or from time to time in part in increments of $1,000 or the minimum denomination, if any, specified on the face hereof (provided that any remaining principal amount hereof will be at least $1,000 or such minimum denomination), at the Redemption Price specified on the face hereof, together with unpaid interest accrued hereon to the date of redemption, on written notice given to the Holder hereof not more than 60 nor less than 30 calendar days prior to the date of redemption and in accordance with the provisions of the Subordinated Indenture. In the event of redemption of this Note in part only, this Note will be cancelled and a new Note or Notes representing the unredeemed portion hereof will be issued in the name of the Holder hereof.

               SECTION 4. Repayment. This Note will be repayable by the Company at the option of the Holder hereof prior to the Stated Maturity Date only if one or more Optional Repayment Dates are specified on the face hereof. If so specified, this Note will be subject to repayment at the option of the Holder hereof on any Optional Repayment Date in whole or from time to time in part in increments of $1,000 or such other minimum denomination specified on the face hereof (provided that any remaining principal amount hereof will be at least $1,000 or such other minimum denomination), at a repayment price equal to 100% of the unpaid principal amount, or such other repayment price specified on the face hereof, to be repaid, together with unpaid interest accrued heron to but excluding the date of repayment. For this Note to be repaid, it must be received, together with the form thereon entitled "Option to Elect Repayment" duly completed, by the Subordinated Trustee at its office maintained for such purpose in the Borough of Manhattan, The City of New York, not more than 60 nor less than 30 calendar days prior to the date of repayment. Exercise of such repayment option by the Holder will be irrevocable.

         Only the Depositary may exercise the repayment option if this Note is a Book-Entry Note as specified on the face hereof. Accordingly, if the beneficial owner hereof, if this is a Book-Entry Note, desires to have all or any portion of the Book-Entry Note repaid they must instruct the participant through which they own their interest to direct the Depositary to exercise the repayment option on their behalf by delivering this Note and duly completed election form to the Subordinated Trustee as aforesaid. In order to ensure that this Note and election form are received by such Subordinated Trustee on a particular day, the beneficial owner hereof must so instruct the participant through which they own their interest before such participant's deadline for accepting instructions for that day. Different firms may have different deadlines for accepting instructions from their customers. Accordingly, the beneficial owner hereof should consult the participants through which they own their interest for the respective deadlines for such participants. All instructions given to participants from beneficial owners of Book-Entry Notes relating to the option to elect repayment will be irrevocable. In addition, at the time such instructions are given, the beneficial owner of this Note shall cause the participant through which it owns its interest to transfer such beneficial owner's interest in the Book-Entry Note, on the Depositary's records, to the Subordinated Trustee.

               SECTION 5. Sinking Fund. This Note is not subject to a sinking fund unless otherwise specified on the face hereof.

               SECTION 6. Discount Notes. If the Issue Price of this Note (as specified on the face hereof) is less than 100% of the principal amount hereof (i.e. par) by more than a percentage equal to the product of 0.25% and the number of full years to the Stated Maturity Date (a "Discount Note"), the difference between the Issue Price of this Note and par is referred to herein as the "Discount." In the event of redemption, repayment or acceleration of maturity of this Note, the amount payable to the Holder hereof will be equal to the sum of (i) the Issue Price (increased by any accruals of Discount) and, in the event of any redemption of this Note (if applicable), multiplied by the Initial Redemption Percentage (as adjusted by the Annual Redemption Percentage Reduction, if applicable) and (ii) any unpaid interest accrued hereon to the date of such redemption, repayment or acceleration of maturity, as the case may be (the "Amortized Face Amount").

         Unless otherwise specified on the face hereof, for purposes of determining the amount of Discount that has accrued as of any date on which a redemption, repayment or acceleration of maturity occurs for this Note, such Discount will be accrued using a constant yield method. The constant yield will be calculated using a 30-day month, 360-day year convention, a compounding period that, except for the Initial Period (as hereinafter defined), corresponds to the shortest period between Interest Payment Dates for this Note (with ratable accruals within a compounding period), a coupon rate equal to the initial coupon rate applicable to this Note and an assumption that the maturity of this Note will not be accelerated. If the period from the date of issue to the initial Interest Payment Date for this Note (the "Initial Period") is shorter than the compounding period for this Note, a proportionate amount of the yield for an entire compounding period will be accrued. If the Initial Period is longer than the compounding period, then such period will be divided into a regular compounding period and a short period with the short period being treated as provided in the preceding sentence.

               SECTION 7. Linked Notes. If this Note is a Linked Note as specified on the face hereof, the amount of principal, premium and/or interest payable in respect hereof will be determined with reference to the price or prices of specified commodities or stocks, to the exchange rate of one or more designated currencies (including a composite currency such as the ECU) relative to an indexed currency or to other items, in each case as specified on the face hereof. Holders of Linked Notes may receive a principal payment on the Maturity Date that is greater than or less than the principal amount of such Linked Notes depending upon the relative value on the Maturity Date of the specified indexed item. Information as to the method for determining the amount of principal, premium, if any, and/or interest, if any, payable in respect of Linked Notes will be set forth on the Annex attached hereto, which will for all purposes have the same effect as if set forth at this place.

               SECTION 8. Covenants. Unless otherwise specified on the face hereof, this Note contains the following covenants:

               (1) Limitation on Issuance or Disposition of Stock of Significant Subsidiaries. The Company will not, nor will it permit any Significant Subsidiary to, issue, sell or otherwise dispose of any shares of Capital Stock (other than non-voting Preferred Stock) of any Significant Subsidiary, except for (i) directors' qualifying shares;
         (ii) sales or other dispositions to the Company or to one or more wholly-owned Significant Subsidiaries; (iii) the sale or other disposition of all or any part of the Capital Stock of any Significant Subsidiary for consideration which is at least equal to the fair value of such Capital Stock as determined by the Company's board of directors (acting in good faith); or (iv) any issuance, sale, assignment, transfer or other disposition made in compliance with an order of a court or regulatory authority of competent jurisdiction, other than an order issued at the request of the Company or any Significant Subsidiary.

               (2) Limitation on Liens. Except as provided below, neither the Company nor any Significant Subsidiary may incur, issue, assume or guarantee any Indebtedness secured by a Lien on any property or assets of the Company or any Significant Subsidiary, or any shares of Capital Stock of any Significant Subsidiary, without effectively providing that the Notes (together with, if the Company shall so determine, any other Indebtedness which is not subordinated to the Notes) shall be secured equally and ratably with (or prior to) such Indebtedness, so long as such Indebtedness shall be so secured; provided, however, that this covenant shall not apply to Indebtedness secured by (i) Liens existing on the date of the applicable Pricing Supplement; (ii) Liens on property of, or on any shares of stock of, any corporation existing at the time such corporation becomes a Significant Subsidiary or merges into or consolidates with the Company or a Significant Subsidiary;
         (iii) Liens on property or on shares of stock existing at the time of acquisition thereof by the Company or any Significant Subsidiary; (iv) Liens to secure the financing of the acquisition, construction or improvement of property, or the acquisition of shares of stock by the Company or any Significant Subsidiary, provided that such Liens are created not later than one year after such acquisition or, in the case of property, no later than one year after completion of construction or commencement of commercial operation, whichever is later, are limited to the property acquired, constructed or improved or the shares of stock acquired and do not secure indebtedness in excess of the cost of such acquisition, construction or improvement; (v) Liens in favor of the Company or any Subsidiary; (vi) Liens in favor of, or required by, governmental authorities; and (vii) any extension, renewal or replacement as a whole or in part, of any Lien referred to in the foregoing clauses (i) to (vi) inclusive; provided, however, that (a) such extension, renewal or replacement Lien shall be limited to all or a part of the same property or shares of stock that secured the Lien extended, renewed or replaced and (b) the Indebtedness secured by such Lien at such time is not so increased.

               The restrictions in the immediately preceding paragraph do not apply if, immediately after the incurrence, issuance, assumption or guarantee of any Indebtedness secured by a Lien, the aggregate principal amount of such secured Indebtedness (other than the Indebtedness secured by Liens described in clauses (i) to (vii), inclusive, of the immediately preceding paragraph) would not exceed 10% of Consolidated Capitalization.

               Definitions

               "Capital Lease Obligations" of a Person means any obligation that is required to be classified and accounted for as a capital lease on the face of a balance sheet of such Person prepared in accordance with generally accepted accounting principles; the amount of such obligations shall be the capitalized amount thereof, determined in accordance with generally accepted accounting principles; and the Stated Maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

               "Capital Stock" means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) corporate stock, including any Preferred Stock.

               "Consolidated Capitalization" means the sum of the Company's consolidated shareholders' equity, redeemable preferred stock and preferred securities in any trust, partnership, corporation or other entity of which more than 50% of the voting equity is owned directly or indirectly by the Company, including, without limitation, the trust securities issued by Conseco Financing Trust I, Conseco Financing Trust II, Conseco Financing Trust III, Conseco Financing Trust IV, Conseco Financing Trust V, Conseco Financing Trust VI, Conseco Financing Trust VII and Conseco Financing Trust XI.

               "Indebtedness" means (i) any liability of any Person (1) for borrowed money, or under any reimbursement obligation relating to a letter of credit (other than letters of credit obtained in the ordinary course of business), or (2) evidenced by a bond, note, debenture or similar instrument (including a purchase money obligation) given in connection with the acquisition of any businesses, properties or assets of any kind or with services incurred in connection with capital expenditures (other than accounts payable or other indebtedness to trade creditors arising in the ordinary course of business), or (3) for the payment of money relating to a Capital Lease Obligation; (ii) any liability of others described in the preceding clause (1) that the Person has guaranteed or that is otherwise its legal liability; and
         (iii) any amendment, supplement, modification, deferral, renewal, extension or refunding of any liability of the types referred to in clauses (i) and (ii) above.

               "Lien" means any lien, mortgage, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement and any lease in the nature thereof).

               "Person" means any individual, corporation, partnership, joint venture, association, joint-stock or limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

               "Preferred Stock", as applied to the Capital Stock of any corporation, means Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such corporation, over shares of Capital Stock of any other class of such corporation.

               "Significant Subsidiary" means any Subsidiary with net earnings which constituted at least 20% of the Company's consolidated total net earnings, as determined as of the date of the Company's most recently prepared quarterly financial statements for the 12-month period then ended.

               "Stated Maturity," when used with respect to any security or any installment of interest on any security, means the date specified in such security as the fixed date on which the principal of such security or such installment of interest, respectively, is finally due and payable, except as otherwise provided in the case of Capital Lease Obligations.

               "Subsidiary" means a corporation of which a majority of the Capital Stock having voting power under ordinary circumstances to elect a majority of the board of directors is owned directly or indirectly by the Company or by one or more Subsidiaries, or by the Company and one or more Subsidiaries.

               SECTION 9. Amortizing Notes. If this Note is an Amortizing Note as specified on the face hereof, unless otherwise specified on the face hereof, interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months. Payments with respect to this Note if it is an Amortizing Note will be applied first to interest due and payable hereon and then to the reduction of the unpaid principal amount hereof. Further information concerning additional terms and provisions of Amortizing Notes will be set forth on the Annex attached hereto, which Annex will for all purposes have the same effect as if set forth at this place.

               SECTION 10. Events of Default. If any Event of Default with respect to Notes of this series will occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Subordinated Indenture; provided, however, that notwithstanding anything herein to the contrary, if this Note is a Discount Note, the amount so declared to be due and payable will be the Amortized Face Amount of this Note as of the date of such declaration as specified under
Section 6.

               SECTION 11. Modification or Waiver; Obligation of the Company Absolute. The Subordinated Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Subordinated Indenture at any time by the Company and the Subordinated Trustee with the consent of the Holders of not less than a majority in principal amount of the outstanding Securities of each series to be affected. The Subordinated Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the outstanding Securities of each series, on behalf of the Holders of all Securities of such series, to waive, with respect to the Securities of such series, compliance by the Company with certain provisions of the Subordinated

Indenture and certain past defaults under the Subordinated Indenture and their consequences. Any such consent or waiver by the Holder of this Note will be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

               No reference herein to the Subordinated Indenture and no provision of this Note or of the Subordinated Indenture will alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and premium, if any, and interest on this Note at the times, places and rates, herein prescribed.

               SECTION 12. Discharge, Legal Defeasance and Covenant Defeasance. The Subordinated Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Note and (b) certain restrictive covenants and the related Events of Default upon compliance by the Company with certain conditions specified therein, which provisions apply to this Note.

               SECTION 13. Authorized Denominations. Unless otherwise specified on the face hereof, the Notes of this series are issuable only in global or certificated registered form, without coupons, in denominations of $1,000 and integral multiples thereof. As provided in the Subordinated Indenture and subject to certain limitations therein specified and to the limitations described below, if applicable, Notes of this series are exchangeable for Notes of this series of like aggregate principal amount and like Stated Maturity and with like terms and conditions of a different authorized denomination, as requested by the Holder surrendering the same.

               SECTION 14. Registration of Transfer. As provided in the Subordinated Indenture and subject to certain limitations therein specified and to the limitations described below, if applicable, the transfer of this Note is registerable in the Security Register upon surrender of this Note for registration of transfer at the office or agency of the Company maintained for that purpose duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar (which will initially be the Subordinated Trustee at its principal corporate trust office located in the Borough of Manhattan, The City of New York) duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series with like terms and conditions, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

               If this Note is a Book-Entry Note as specified on the face hereof, this Note is exchangeable for certificated Notes only upon the terms and conditions provided in the Subordinated Indenture. Except as provided in the Subordinated Indenture, owners of beneficial interests in this Book-Entry Note will not be entitled to receive physical delivery of Notes in certificated registered form and will not be considered the Holders thereof for any purpose under the Subordinated Indenture.

               No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               SECTION 15. Owners. Prior to due presentment of this Note for registration of transfer, the Company, the Subordinated Trustee and any agent of the Company or the Subordinated Trustee may treat the Person in whose name this
Note is registered as the owner hereof for all purposes, whether or not this Note be overdue and notwithstanding any notation of ownership or other writing hereon, and none of the Company, the Subordinated Trustee or any such agent will be affected by notice to the contrary.

               SECTION 16. Governing Law. The Subordinated Indenture and the Notes will be governed by and construed in accordance with the laws of the State of New York.

               SECTION 17. Defined Terms. All terms used in this Note which are defined in the Subordinated Indenture will have the meanings assigned to them in the Subordinated Indenture unless otherwise defined herein; and all references in the Subordinated Indenture to "Security" or "Securities" will be deemed to include the Notes.

                            OPTION TO ELECT REPAYMENT


          [To be completed only if this Note is repayable at the option of the Holder and the Holder elects to exercise such rights]


               The undersigned owner of this Note hereby irrevocably elects to have the Company repay the principal amount of this Note or portion hereof below designated at the applicable Optional Repayment Price indicated on the face hereof, plus accrued and unpaid interest to but excluding the date of repayment, if this Note is to be repaid pursuant to Section 4 of this Note. If a portion of this Note is not being repaid, specify the principal amount to be repaid and the denomination or denominations (which will be $1,000 or an integral multiple thereof) of the Note or Notes to be issued to the Holder for the portion of this Note not being repaid (in the absence of any specification, one such Note will be issued for the portion not being repaid):




Dated:_____________________________                             _______________________________________________________
                                                                Signature
                                                                Sign exactly as name appears on the front of this Note.

                                                                Indicate address where check is  to be sent, if repaid:

Principal amount to be repaid if amount to be repaid is less    _______________________________________________________
than the entire principal amount of this Note (principal amount
remaining must be an authorized denomination)                   _______________________________________________________

$______________________________________________
(which will be an integral multiple of $1,000)

Denomination or denominations of the Note or Notes to be        SOCIAL SECURITY OR OTHER TAXPAYER ID NUMBER
issued for the portion of this Note not being repaid
                                                                _______________________________________________________
_______________________________________________

_______________________________________________


                                  ABBREVIATIONS


               The following abbreviations, when used in the inscription on the face of this instrument, will be construed as though they were written out in full according to applicable laws or regulations:

                  TEN COM - as tenants in common
                  TEN ENT - as tenants by the entireties
                  JT TEN - as joint tenants with right of survivorship and not as tenants in common


                  UNIF GIFT MIN ACT                 Custodian
                                    ____________________________________________
                                    (Cust)                              (Minor)
                                          Under Uniform Gifts to Minors Act
                                    ____________________________________________
                                                      (State)

               Additional abbreviations may also be used though not in the above list.




               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE


________________________________________________________________________________
________________________________________________________________________________
   PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE




________________________________________________________________________________

the within Note and all rights thereunder, hereby irrevocably constituting and appointing _______________________ attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.


Dated: _________________         _______________________________________________
Signature                        Sign exactly  as name  appears  on the  front
                                 of this Note [SIGNATURE MUST BE GUARANTEED by a member of a recognized Medallion
                                 Guarantee Program]


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.